SECURITIES AND EXCHANGE COMMISSION
	WASHINGTON, D.C.  20549


	FORM 8-K


	CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) April 16, 2010

            TRANSTECH INDUSTRIES, INC.
(Exact name of registrant as specified in charter)


   Delaware                0-6512                22-1777533
(State or other          (Commission          (IRS. Employer
jurisdiction of          File Number)         Identification No.)
incorporation)

  200 Centennial Ave., Piscataway, N.J.                 08854
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732)564-3122

(Former name or former address, if changed
since last report.)                                Not applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act.

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


						Page 1 of 2 pages

Item 8.01.  OTHER EVENTS.

On April 16, 2010, the board of directors of Transtech Industries, Inc. (the "Company")decided that it will discontinue filing period reports with the United States Securities and Exchange Commission (the "SEC"). The Company intends to file a Form 15 with the SEC on or about May 13, 2010 at which time the Company will no longer be required to file its periodic reports. A press release announcing the board of director's decision is attached hereto as Exhibit 99.1. Such press release contains the text of a letter from the board of director's to shareholders dated April 16, 2010 which describes the decision.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Press release, dated April 16, 2010, announcing the decision to no longer file periodic reports with the United States Securities and Exchange Commission.

SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


	TRANSTECH INDUSTRIES, INC.
	(Registrant)

	By: /s/ Andrew J. Mayer, Jr.
	   Andrew J. Mayer, Jr., Vice
	   President-Finance, Chief
	   Financial Officer and
	   Secretary

Dated:  April 16, 2010